UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2022

CEPTON, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39959	27-2447291
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 West Trimble Road

San Jose, CA 95131

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 408-459-7579

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Common stock, par value $0.00001 per share	CPTN	The Nasdaq Capital Market
Redeemable warrants, exercisable for common stock at an exercise price of $11.50 per share, subject to adjustment	CPTNW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 27, 2022, the board of directors (the “Board”) of Cepton, Inc., a Delaware corporation (the “Company”) appointed Dr. Liqun Han as Chief Operating Officer of the Company, with such appointment to be effective on August 1st, 2022. In this role, Dr. Han will serve as the principal operating officer of the Company. Dr. Han, age 53, previously served as the Company’s Senior Vice President of Operations from February 2022 until August 1st, 2022, and served in such role for Cepton Technologies, Inc. from October 2016 to September 2020. Prior to joining Cepton Technologies, Inc., Dr. Han was Director of Engineering & Technology at KLA-Tencor, responsible for core technology innovation and new product introduction. Dr. Han received a Ph.D. in Applied Physics and a M.S. in Electrical Engineering from Stanford University, with a specialty in solid-state electronics and optics.

Dr. Han’s existing compensation and indemnification agreements with the Company remain unchanged following the promotion. Dr. Han has been granted an additional equity award consisting of 200,000 restricted stock units that will vest, subject to Dr. Han’s continued employment, in four annual installments measured from August 20, 2022.

There are no arrangements or understandings between Dr. Han and any other person pursuant to which Dr. Han was appointed as Chief Operating Officer and there are no family relationships between Dr. Han and any director or other executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01             Financial Statements and Exhibits

(d)          Exhibits.

Exhibit No.	Document

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPTON, INC.

Date: July 29, 2022	By:	/s/ Jun Pei
	Name:	Jun Pei
	Title:	President and Chief Executive Officer

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